UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-13697	52-1604305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S. Industrial Blvd., Calhoun, Georgia		30701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 629-7721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (CFR 240.17R 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2026, Mohawk Industries, Inc. (the “Company”) issued a press release to report the Company’s earnings for the fiscal quarter ended October 3, 2026, which is attached to this report as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On October 29, 2026, the Company issued a press release regarding the share repurchase program described below, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information under this caption Item 7.01, including information furnished in Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 29, 2026, the Company announced that its Board of Directors approved a new share repurchase program on October 26, 2026, authorizing the Company to repurchase up to $500 million of its common stock (the “2026 Share Repurchase Program”).

Under the 2026 Share Repurchase Program, the Company may purchase common stock in open market transactions, block or privately negotiated transactions, and may from time to time purchase shares pursuant to a trading plan in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act or by any combination of such methods. The number of shares to be purchased and the timing of the purchases are based on a variety of factors, including, but not limited to, the level of cash balances, credit availability, general business conditions, regulatory requirements, the market price of the Company's stock and the availability of alternative investment opportunities. No time limit was set for completion of repurchases and each of the 2026 Share Repurchase Program may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated October 29, 2026 announcing third quarter 2026 results.
99.2 Press release dated October 29, 2026 announcing the 2026 share repurchase program.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	October 29, 2026	By:	/s/ David L. Repp
DAVID L. REPP
Chief Accounting Officer and Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1	Press release dated October 29, 2026 announcing third quarter 2026 results.
99.2	Press release dated October 29, 2026 announcing the 2026 share repurchase program.
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the iXBRL document)